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                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          VARIABLE ANNUITY ACCOUNT NINE
                                SUPPLEMENT TO THE
                 ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY
                                DATED MAY 3, 2004
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The sentence in parenthesis under the heading Separate Account Annual Expenses, on page 7 of the prospectus, is replaced with the following:

     "Separate Account Annual Expenses are deducted daily as a percentage of your average daily net asset value and the optional death benefit fees are deducted monthly as a percentage of your average daily net asset value."

The sentence under the heading Optional Death Benefit Charges, on page 35 of the prospectus, is replaced with the following:

     "The fee for the optional death benefit charges is deducted monthly as a percentage of your average daily net asset value"

Dated: August 2, 2004

                Please keep this Supplement with your Prospectus

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